EXHIBIT 10.0


                            DIGITAL BIOMETRICS, INC.

                             1998 STOCK OPTION PLAN

                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Affiliated Entity" means any entity other than a Subsidiary in which the Company has a material interest, including a joint venture.

         (b) "Book Value" shall mean the book value of a share of the Company's Common Stock derived from the most current available financial statements of the Company by dividing total stockholders' equity by the number of shares issued and outstanding and making such adjustment for results of operations since the date of such financial statements as the Board of Directors or Committee shall deem appropriate.

         (c) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section l(b) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act. In addition, such directors shall satisfy such requirements of the Internal Revenue Code for outside directors acting under plans intending to qualify for exemption under section 162(m)(4)(c) of the Code.

         (d) The "Company" shall mean Digital Biometrics, Inc., a Delaware corporation.

         (e) "Exercise Price" shall mean the price per share at which Option Stock may be purchased in accordance with an option agreement and this Plan.

         (f) "Fair Market Value" shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

         (g) The "Internal Revenue Code" or "Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any subsidiary.

         (i) "Option Stock" or "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

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         (j) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to or director (including a Non-Employee Director), employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 11.

         (k) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (l) The "Plan" means this Digital Biometrics, Inc. 1998 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (m) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and any Subsidiary hereafter created or acquired by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and any Subsidiary will depend.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of "nonqualified stock options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the stockholders of the Company. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if stockholder approval is not obtained within twelve months after adoption of the Plan by the stockholders of the Company.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the stockholders of the Company as required in
Section 2.

                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The

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Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.

                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the stockholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Subsidiary or Affiliated Entity to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary or Affiliated Entity and such services are not in connection with the offer or sale of securities in a capital raising transaction. The Administrator shall, from time to time, at its discretion and without approval of the stockholders, designate those employees of the Company or any Subsidiary or Affiliated Entity to whom incentive stock options shall be granted under this Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants including persons to whom an offer of employment has been extended. In designating participants the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Six Hundred Thousand (600,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.

                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act, if applicable.

         The Administrator may permit a participant to elect to pay the Exercise Price by authorizing a third party to sell Stock (or a sufficient portion thereof) acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the Exercise price and any tax withholding resulting from such exercise.

         The Administrator may permit all or any part of the Exercise Price and any withholding taxes to be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. The Exercise Price and any withholding taxes may be paid, in whole or in part, in any other form that is consistent with applicable laws, regulations and rules.

                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the Exercise Price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than seven (7) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

         (c) The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement subject to Section 13, the Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (d) Other Provisions. The Option Agreement authorized under this
         Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. The option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than the higher of the Fair Market Value of the Book Value of the Common Stock per share on the date of grant.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator, but shall not exceed seven (7) years. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement subject to
         Section 13, the Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other Provisions. The Option Agreement authorized under this
         Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                   SECTION 11.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

         (a) Upon initial election and each re-election to Board by the stockholders at an annual meeting of the Company, commencing with the annual meeting of the stockholders held in 1998, each Non-Employee Director who, on and after the date this Plan is approved by the Company's stockholders, is elected or re-elected as a director of the Company by the stockholders or whose term of office continues after a meeting of stockholders at which directors are elected shall, as of the date of such re-election or stockholder meeting (the "Grant Date"), automatically be granted an option to purchase fifteen thousand (15,000) shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such election, re-election or stockholder meeting. Options granted pursuant to this subsection (a) shall be exercisable in full after the earlier of: (a) the Non-Employee Director's service on the Board through the next succeeding annual meeting, or (b) the Non-Employee Director's service on the Board for at least twelve months following the Grant Date.

         (b) No director shall receive more than one option pursuant to subsection (a) of this Section 11 in any one fiscal year. All options granted pursuant to this Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company except that the option shall expire on the earlier of (i) twelve (12) months after the Optionee ceases to be a director (except by death) and (ii) five years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this Section 11 may be exercised at any time within six (6) months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.

                                   SECTION 12.

                               TRANSFER OF OPTION

         Except as otherwise provided by the Administrator, awards under the Plan are not transferable other than as designated by the Participant by will or by the laws of descent and distribution.

                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         In the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

                  (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

                  (b) that the continuing corporation or entity surviving the transaction shall (i) assume options previously granted under this Plan or (ii) issue new options in substitution for options granted under this Plan so that an Optionee shall have the right thereafter, by exercising any such option (or any new option substituted therefor), to purchase the kind and amount of stock and other securities and property receivable upon such merger or consolidation or other transaction as if the Optionee had purchased all of the Option Stock subject to the option immediately prior to the date of the contract closing of such transaction;

                  (c) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

                  (d) that all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate; or

                  (e) such other arrangements with respect to outstanding options as the Board shall deem to be in the best interest of the Company.

         The Board may restrict the rights of or the applicability of this
Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 14.

                            SECURITIES LAW COMPLIANCE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

         (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain stockholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any incentive or nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

         (c) In the event of a transaction (as defined in Section 13 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.

                                   SECTION 15.

                             RIGHTS AS A STOCKHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a stockholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

                                   SECTION 16.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. An amendment shall be subject to approval by the stockholders of the Company only if such approval is required for compliance with the requirements of any applicable law, rule or regulation.

                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                                   SECTION 18.

                             LIMITATION ON PAYMENTS

         Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments' in section 280G of the Code, than the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of that such Award shall not be so reduced and shall not be subject to this Section 18. For purposes of this Section 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

         (a) If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 18, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Section 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

         (b) As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon that assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.